UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 27, 2005

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its chapter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16162 Beach Boulevard Suite 100 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 848-3747

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 27, 2005, BJ’s Restaurants, Inc., a California corporation (the “Registrant”), announced its financial results for the second quarter ended July 3, 2005. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.

Item 5.03(b)	Change in Fiscal Year

On July 26, 2005, the Company’s board of directors approved a change in the Company’s fiscal year end from the Sunday that is closest to December 31 to the Tuesday that is closest to December 31. As a result, the Company’s 2005 fiscal year end has been changed from January 1, 2006 to January 3, 2006.

In addition, the ending date for the third fiscal quarter of 2005 will change from October 2, 2005 to October 4, 2005.

Item 9.01	Exhibits

Exhibit No.	Description
99.1*	Press Release dated July 27, 2005

*	This exhibit 99.1 is being furnished pursuant to Item 2.02, and is not deemed filed pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’S RESTAURANTS, INC.
July 27, 2005	(Registrant)

	By:	/s/ GERALD W. DEITCHLE
Gerald W. Deitchle
Chief Executive Officer, President and Director

	By:	/s/ LOUIS M. MUCCI
Louis M. Mucci
Chief Financial Officer